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MINNESOTA MUTUAL                                                                        VARIABLE ANNUITY APPLICATION
                                                                                               (MultiOption Annuity)

The Minnesota Mutual Life Insurance Company - Annuity Services -
400 Robert Street North - St. Paul, Minnesota 55101-2098 - Toll Free 1-800-362-3141
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OWNER (PLEASE PRINT)                                       ANNUITANT (IF OTHER THAN OWNER)
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NAME                                                       NAME

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ADDRESS                                                    ADDRESS

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CITY, STATE, ZIP                                           CITY, STATE, ZIP

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DATE OF BIRTH    SEX       TAXPAYER I.D.(Soc Sec # or EIN) DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER
                 / /M  / /F                                                   / /M  / /F
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JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)           JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
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NAME                                                       NAME

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DATE OF BIRTH    SEX       SOCIAL SECURITY NUMBER          DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER
                 / /M  / /F                                                   / /M  / /F
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BENEFICIARY
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CLASS              NAME           RELATIONSHIP             DATE OF BIRTH      SEX        SOCIAL SECURITY NUMBER
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                                                                          / /M  / /F
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                                                                          / /M  / /F
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EMPLOYER (IF OTHER THAN OWNER)
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NAME                              ADDRESS                                     CITY, STATE, ZIP

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TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX) - SEE REVERSE FOR ADDITIONAL INSTRUCTIONS
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/ / Non-Qualified                                          / / Salary Reduction Simplified Employee Pension (SARSEP)
    / / Under the ______ (State) Uniform Transfers         / / Tax Sheltered Annuity (IRC Section 403(b))
        to Minor Act                                           Annual Earned Income $______________
/ / Individual Retirement Annuity (IRA)                    / / Qualified Retirement Plan (IRC Section 401)
    for tax year ________                                  / / Public Employee Deferred Compensation
/ / IRA Rollover                                               (IRC Section 457)
/ / IRA Transfer from existing IRA                         / / Non-Qualified Deferred Compensation
/ / Simplified Employee Pension (SEP)
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TYPE OF CONTRACT AND AMOUNT OF PAYMENT                     PAYMENT METHOD
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/ / MultiOption SELECT Flexible Payment Deferred           / / APP (Automatic Payment Plan)
    Variable Annuity of $________________ per                  Commencing on Month _________ Day __________
    __________________ or, $_______________ as a           / / Bill employer commencing on Month __________ and
    single payment.                                            continuing
/ / MultiOption Flexible Payment Deferred Variable             / /Annually (1) / /Semi-Annually (2) / /Quarterly (4)
    Annuity of $_______________ per __________________         / /Monthly (12) / /Semi-Monthly (24) / /Bi-Weekly(26)
    or, $______________ as a single payment.               / / Individual Billing.  Commencing on the 1st day
/ / MultiOption Single Payment Deferred Variable               of (month) ____________ and continuing
    Annuity of $______________ - $5,000 minimum.               / / Quarterly   / / Semi-Annually    / / Annually
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PURCHASE PAYMENT ACCOUNT ALLOCATION                        REPLACEMENT
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_____% General - not         _____% Bond                   Will this contract applied for replace or change an
       available for         _____% Money Market           existing insurance or annuity contract?
       MultiOption SELECT    _____% Asset Allocation
_____% Maturing Government   _____% Mortgage Securities    / / Yes* / / No
       Bond - 1998           _____% Index 500
_____% Maturing Government   _____% Capital Appreciation   *If yes, please provide your contract number and the
       Bond - 2002           _____% International Stock    name of the insurance company under Special Instructions.
_____% Maturing Government   _____% Small Company          ---------------------------------------------------------
       Bond - 2006           _____% Value Stock            The Prospectuses for the Variable Annuity Account and the
_____% Maturing Government                                 Fund each refer to a Statement of Additional Information.
       Bond - 2010                                         Would you like us to send you a copy? / / Yes / / No
_____% Growth
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SPECIAL INSTRUCTIONS OR REMARKS
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OWNER/ANNUITANT SIGNATURES
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I represent that the statements and answers in this application are full, complete and true to the best of my knowledge. I agree that they are to be considered the basis of any contract issued to me. I ACKNOWLEDGE RECEIPT OF
A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND A CURRENT PROSPECTUS FOR THE MIMLIC SERIES FUND, INC. I UNDERSTAND
THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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SIGNED AT (City, State)                    DATE            AMOUNT REMITTED WITH APPLICATION

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SIGNATURE OF OWNER                         SIGNATURE OF ANNUITANT (if other than owner)
X                                          X
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SIGNATURE OF JOINT OWNER                   SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
X                                          X
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TO BE COMPLETED BY AGENT
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To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office.
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REPRESENTATIVE NAME (PRINT)         REPRESENTATIVE SIGNATURE          AGENCY CODE          AGENT'S CODE
                                    X                                                                              %
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                                    X                                                                              %
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TO BE COMPLETED BY DEALER
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DEALER NAME                                DATE            SIGNATURE OF AUTHORIZED DEALER
                                                           X
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY MIMLIC SALES CORPORATION
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ACCEPTED BY                                DATE            CONTRACT NUMBER               CASE NUMBER

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84-9093 Rev. 2-94

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                                                       IMPORTANT INSTRUCTIONS

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1.   ATTACH NEW ACCOUNT INFORMATION, F. 38487

2.   COMPLETE ALL ITEMS ON THE APPLICATION

3.   IF YOU ARE REQUESTING:                                           PLEASE SUBMIT:

     *    TSA contract                                                -    TSA Withdrawal Disclosure F. 38754
                                                                      -    Salary Modification Agreement F. 23251
                                                                      -    Calculation worksheet if the contribution is to exceed
                                                                           the maximum exclusion allowance

     *    Qualified Retirement Plan                                   -    Employee Benefit Plan Statement F. 23273

     *    SEP contract                                                -    Completed IRS form 5305-SEP or 5305A-SEP
                                                                                or
                                                                      -    Prototype Request and Document Services Agreement and
                                                                           service fee

     *    Immediate Annuity contract                                  -    Variable Annuity Service Request F. 35264 (Includes W-4P.
                                                                           If Deferred Compensation, submit W-4)
                                                                      -    Proof of age for annuitant(s) if a life option is
                                                                           selected (Copy of driver's license or birth certificate)

     *    Automatic Payment Plan (APP)                                -    APP Authorization F. 25744.2
                                                                      -    Voided Check

     *    Systematic Dollar Cost Averaging                            -    Variable Annuity Service Request F. 35264

     *    Systematic Withdrawal                                       -    Variable Annuity Service Request F. 35264

     *    Replacement of another life insurance or annuity contract   -    Appropriate replacement forms as required by the state of
                                                                           jurisdiction

     *    1035 Exchange (non-qualified)                               -    Agreement for Exchange F. 32059
                                                                      -    Original contract

     *    Transfer (Available for use with transfers from             -    Transfer Authorization F. 28325
          TSA to TSA or IRA/SEP to IRA/SEP only)

     *    Direct Rollover (Client initiated distribution)             -    Request for Direct Rollover F. 45256 (send to existing
                                                                           institution)

     *    MultiOption Annuity Exchange                                -    Exchange Authorization F. 35079

If more than one beneficiary is specified, indicate the class of each.  All living Class 1 beneficiaries receive an equal share of the death proceeds.  If no Class 1 beneficiaries are living, all living Class 2 beneficiaries receive an equal share and so on.

Class 1 beneficiaries are considered the primary beneficiaries.
Class 2 beneficiaries and so on, are considered the contingent beneficiaries.
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